Petrolia Energy Corporation 8-K

Exhibit 10.2

GENERAL CONVEYANCE

THIS CONVEYANCE made this 29th day of June 2018.

AMONG:

Blue Sky Resources Ltd. a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as the "Blue Sky" or “Seller”)

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Petrolia Canada Corporation, a body corporate, having an office at the City of Calgary, in the Province of Alberta (hereinafter referred to as "Purchaser")

WHEREAS Blue Sky has agreed to sell and convey 25% interest in the Assets to Purchaser and Purchaser has agreed to purchase and receive 25% interest in the Assets from Seller pursuant to a Sale Agreement between Cona Resources and Georox, dated March 21, 2018 (hereinafter referred to as the "Sale Agreement");

WHEREAS all of the conditions precedent to the obligations of the parties hereto to close the transactions contemplated by the Sale Agreement have either been fulfilled or waived in the manner provided for waiver in the Sale Agreement. Further pursuant to the Promissory Note between Seller and Purchaser dated June 8, 2018, until such provisions have been met, such interest will be held by the Seller as Collateral. Refer to Promissory note of June 8, 2018.

NOW THEREFORE in consideration of the mutual covenants contained herein and the consideration provided for in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto covenant and agree as follows:

1. INTERPRETATION

Unless otherwise expressly indicated herein, all capitalized terms used herein are as defined in the Sale Agreement.

2. CONVEYANCE

Seller hereby sells, assigns, transfers, conveys and sets over to Purchaser the right, title, estate and interest of Seller in and to the Assets, to have and to hold the same absolutely, together with all benefit and advantage to be derived therefrom, subject to the terms of the Sale Agreement.

3. REPRESENTATION AND WARRANTIES

The covenants, representations, warranties and indemnities contained in the Sale Agreement are incorporated herein as fully and effectively as if they were set out herein and there shall not be any merger of any covenant, representation, warranty or indemnity contained in the Sale Agreement by virtue of the execution and delivery hereof, any rule of law, equity or statute to the contrary notwithstanding.

4. SUBORDINATE DOCUMENT

This Conveyance is executed and delivered by the Parties hereto pursuant to and for the purposes of the Sale Agreement and the provisions of the Sale Agreement shall prevail and govern in the event of a conflict between the provisions of the Sale Agreement and this Conveyance.

5. SUBSTITUTION

The assignment and conveyance effected by this Agreement is made with full right of substitution of Purchaser in and to all covenants, representations, warranties and indemnities by others heretofore given or made in respect of the Assets or any part thereof.

6. GOVERNING LAW

This Agreement shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and applicable laws of Canada and shall, in all respects, be treated as a contract made in the Province of Alberta. The Parties irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Alberta and courts of appeal therefrom in respect of all matters arising out of or in connection with this Agreement.

7. ENUREMENT

This Conveyance shall be binding upon and shall endure to the benefit of each of the Parties hereto and their respective successors and assigns.

8. FURTHER ASSURANCES

Each Party hereto will, from time to time and at all times hereafter, at the request of the other Party but without further consideration, do all such further acts and execute and deliver all such further documents as shall be reasonably required in order to fully perform and carry out the terms hereof.

9. COUNTERPART EXECUTION

This Conveyance may be executed by facsimile and in counterparts and all executed and delivered counterparts together shall constitute a fully executed agreement.

IN WITNESS WHEREOF the Parties hereto have executed this Conveyance on the date first above written.